SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 12, 2010

CORTEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15241 Barranca Parkway Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 727-3157

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2010, the Compensation Committee of the Company’s Board of Directors approved an extension to the term of the Employment Agreement for Roger G. Stoll, Ph.D., the Company’s Executive Chairman, through August 13, 2011, under the Employment Agreement’s other existing terms and conditions.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None.

(b)	Pro Forma Financial Information: None.

(c)	Shell Company Transactions: None.

(d)	Exhibits.

Exhibit Number	Description
10.119	Sixth Amendment dated August 13, 2010 to the Employment Agreement dated October 29, 2002 between the Company and Roger G. Stoll, Ph.D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEX PHARMACEUTICALS, INC.

August 17, 2010	/s/ Maria S. Messinger
Maria S. Messinger
Vice President, Chief Financial Officer
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.119	Sixth Amendment dated August 13, 2010 to the Employment Agreement dated October 29, 2002 between the Company and Roger G. Stoll, Ph.D.